                                                                     EXHIBIT 1.1


                            DEALER MANAGER AGREEMENT



                                         ________________, 1998



J.P. MORGAN SECURITIES INC.
MERRILL LYNCH & CO.
  c/o J.P. Morgan Securities Inc.
  60 Wall Street
  New York, New York 10260



Dear Sirs:

1.  Appointment of Dealer Manager.  Metro-Goldwyn-Mayer, Inc., a Delaware
    -----------------------------
corporation, proposes to distribute (the "Rights Offering") to holders of record of its common stock, $.01 par value per share (the "Common Stock") as of the close of business on __________________, 1998 (the "Record Date"), at no charge to such holders, transferable rights (the "Rights") to subscribe for and purchase, at the election of the holders of the Rights (the "Rights Holders"), up to an aggregate of ________________ shares of Common Stock (the "Underlying Shares") at a subscription price of $_______ per share (the "Subscription Price"). Holders of the Common Stock will receive _______ Right(s) for each share of Common Stock held as of the Record Date. Each Right consists of a basic subscription privilege under which the Rights Holders may purchase one share of Common Stock for each Right held. In addition, Rights Holders who exercise their basic subscription privilege in full will be eligible to subscribe for additional shares of Common Stock as described in the Registration Statement, as defined below. It is anticipated that the Rights will be exercisable for a period of _____ days (the "Subscription Period"), subject to extension by the Company, and that through the next to last day in such period, the Rights will be eligible for trading on the New York Stock Exchange (the "NYSE"). The Rights and the Underlying Shares are referred to herein as the "Securities." This Dealer Manager Agreement, as amended, supplemented or modified from time to time, is referred to herein as this "Agreement."

          The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement, including a prospectus, relating to the Securities. The registration statement as amended at the time when it shall become effective, or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, is referred to in this Agreement as the "Registration Statement", and the prospectus included therein at the time the Registration Statement was declared effective is the Rights Offering Prospectus. Any reference in this Agreement to the Registration Statement, any preliminary Rights Offering Prospectus or the Rights Offering Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the relevant provisions of Form S-1 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Rights Offering Prospectus, as the case may be. Terms with capitals that are not otherwise defined herein shall have the meanings set froth in the Registration Statement (unless the context otherwise requires).

          The Company hereby appoints you as exclusive Dealer Managers, and authorizes you to act as such, in connection with the Rights Offering. As Dealer Managers, you agree, in accordance with your customary practice, to perform those services in connection with the Rights Offering as are customarily performed by investment banking concerns in connection with rights offerings of like nature, including but not limited to using reasonable best efforts to solicit the exercise of Rights pursuant to the Rights Offering and communicating generally regarding the Rights Offering with brokers, dealers, commercial banks and trust companies and other persons, including Rights Holders. In such capacity you shall act as an independent contractor, and each of your duties arising out of your engagement pursuant to this Agreement shall be owed solely to the Company.

          2.  Compensation.  The Company agrees to pay you as compensation for
              ------------
your services as Dealer Managers fee equal to 3% of the aggregate Subscription Price for all Underlying Shares issued in connection with the Rights Offering, excluding Underlying Shares purchased by the Tracinda Group and Underlying Shares purchased by Record Date Holders upon exercise of such Holders' Basic Subscription Privilege and Oversubscription Privilege. Such fee shall be payable on the third business day after completion of the Rights Offering by wire transfer of immediately available funds to an account designated by J.P. Morgan Securities Inc.

          3.  Expenses.  In addition to your compensation for your services as
              --------
Dealer Managers, the Company agrees to pay (i) all fees and expenses relating to the preparation, filing, printing, mailing and publishing of the Rights Offering Material (as defined in Section 4), (ii) all fees and expenses of the Subscription Agent appointed in connection with the Rights Offering, (iii) all advertising charges approved by the Company, (iv) all customary mailing and handling fees and expenses of brokers and dealers in securities, banks and trust companies in forwarding the Rights Offering Material to their customers, (v) all fees and expenses payable in connection with the registration or qualification of the Securities under state securities or "blue sky" laws, (vi) all listing fees and any other fees and expenses incurred in connection with the listing on the NYSE of the Securities, (vii) the filing fee of the National Association of Securities Dealers, Inc. relating to the Rights Offering, and (viii) all other reasonable fees and expenses in connection with the Rights Offering. The Company also agrees to reimburse you for all reasonable out-of-pocket expenses incurred by you in connection with your services as Dealer Managers, including the reasonable fees and disbursements of your legal counsel (O'Melveny & Myers LLP and Cahill Gordon & Reindell) in connection with the Rights Offering. All payments to be made by the

Company pursuant to this Section 3 for the reimbursement of your out-of-pocket expenses shall be due as such expenses are incurred upon submission to the Company of itemized statements in reasonable detail. The Company shall perform its obligations set forth in this Section 3 whether or not the Rights Offering is commenced or consummated.

          4.  The Rights Offering Material.
              ----------------------------

              (a) The Company agrees to furnish you, at its expense, with as many copies as you may reasonably request of (i) each of the documents that is filed with the Commission or any other Federal, state, local or foreign governmental or regulatory authorities or any court (each an "Other Agency" and collectively, the "Other Agencies") in connection with the Rights Offering, including each Registration Statement and final prospectus filed with the Commission and all documents incorporated therein by reference,
     (ii) each offering circular, solicitation statement, disclosure document, or other explanatory statement, or other report, filing, document, release or communication mailed, delivered, published, or filed by or on behalf of the Company in connection with the Rights Offering, including a copy of the form of the Rights Certificate, the Instructions for Rights Certificates and the Notice of Guaranteed Delivery for Rights Certificates, (iii) each document required to be filed with the Commission pursuant to the provisions of the Securities Act and the Exchange Act, pertaining to either the Rights Offering or the Company during the term of this Agreement and
     (iv) each appendix, attachment, modification, amendment or supplement to any of the foregoing and all related documents (each of (i), (ii), (iii) and (iv), together with each document incorporated by reference into any of the foregoing, the "Rights Offering Material"). The Rights Offering Material has been or will be prepared and approved by, and is the sole responsibility of, the Company. At the commencement of the Rights Offering, the Company shall cause to be delivered in a timely manner to each registered holder of any Common Stock legally or contractually entitled thereto, to the extent required by the rules of the NYSE, a press release setting forth the material terms of the Rights Offering, the Rights Offering Prospectus, a Rights Certificate or Rights Certificates representing such holder's Rights and the Instructions for Use of Rights Certificates and the attached Notice of Guaranteed Delivery and any other offering materials prepared expressly for use by Rights Holders in connection with the Rights Offering. Thereafter, to the extent practicable, the Company shall use its reasonable best efforts to cause copies of such material to be mailed to each person who makes a request therefor.

              (b) The Company acknowledges and agrees that you may use the Rights Offering Material as specified herein without assuming any responsibility for independent investigation or verification on your part, and the Company represents and warrants to you that you may rely on the accuracy and adequacy of any information delivered to you by or on behalf of the Company without assuming any responsibility for independent verification of such information or without performing or receiving any appraisal or evaluation of the Company's assets or liabilities, except with respect to any statements contained in, or any matter omitted from, the Rights Offering Material in reliance upon and in conformity with information furnished or confirmed in writing by you to the Company expressly for use therein.

              (c) You hereby agree, as Dealer Managers, that you will not disseminate any written material in connection with the Rights Offering other than the Rights Offering Material, and you agree that you will not make any statements in connection with such solicitation, other than the statements that are set forth in the Rights Offering Material.

              (d) The Company agrees that no Rights Offering Material will be used in connection with the Rights Offering or filed with the Commission or any Other Agency with respect to the Rights Offering without first obtaining your prior approval, which approval shall not be unreasonably withheld.

              (e) Prior to and during the period of the Rights Offering, the Company will inform you promptly after any senior executive officer, senior accounting or legal officer or treasurer of the Company receives notice or becomes aware of the happening of any event, or the discovery of any fact, which it believes would require the making of any change in any Rights Offering Material then being used or would affect, the truth or completeness of any representation or warranty contained in this Agreement if such representation or warranty were being made immediately after the happening of such event or the discovery of such fact.

     You are authorized to communicate directly with the Subscription Agent (and any other subscription agent designated or retained by the Company) with respect to matters relating to the Rights Offering.


     Subject to applicable law, the Dealer Managers may continue at any time to own or trade securities of the Company or its subsidiaries for its own or others' account.

          5.  Representations and Warranties by the Company and Certain of its
              ----------------------------------------------------------------
Subsidiaries.  The Company and each subsidiary of the Company named on the
------------
signature pages hereto (the "Signatory Subsidiaries"), jointly and severally, represent and warrant to you, as of the date hereof, as follows:

              (a)  Compliance with Registration Requirements.  The Registration
                   -----------------------------------------
     Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company (which shall mean for all purposes in this Agreement the knowledge of the senior executives of the Company and each of the Signatory Subsidiaries "knowledge of the Company"), are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. At the respective times the Registration Statement, and any post-effective amendments thereto became effective, the Registration Statement, and any amendments and supplements thereto, complied, in all material respects, with the requirements of the Securities Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Rights Offering Prospectus and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance, complied in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Rights Offering Prospectus, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of the Securities. Neither the Rights Offering Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Rights Offering Prospectus or any amendments or supplements thereto, at the time they were issued, included an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Rights Offering Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by you expressly for use in the Registration Statement or Rights Offering Prospectus.

          (b)  Independent Accountants.  Each of the accountants who certified
               -----------------------
     the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the Securities Act.

          (c)  Financial Statements.  The financial statements included in the
               --------------------
     Registration Statement and the Rights Offering Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company, its predecessors and their respective consolidated subsidiaries at the dates indicated and the results of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared, in all material respects, in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Rights Offering Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Rights Offering Prospectus present fairly in all material respects the information shown therein, have been prepared in all material respects in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate in all material respects to give effect to the transactions and circumstances referred to therein.

          (d)  No Material Adverse Change in Business.  Since the respective
               --------------------------------------
     dates as of which information is given in the Registration Statement and the Rights Offering Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in or affecting the business, prospects, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole except to the extent any such changes result from changes in general economic conditions or the decline in prices of stocks generally (a "Material Adverse Effect") and (B) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (e)  Good Standing of the Company.  The Company has been duly
               ----------------------------
     organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Rights Offering Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (f)  Good Standing of Subsidiaries.  Each "significant subsidiary"
               -----------------------------
     of the Company (as such term is defined in Rule 1-02 of Regulation S-X), each Signatory Subsidiary (each a "Subsidiary" and, collectively, the "Subsidiaries"), and, to the Company's knowledge (without any obligation to make any inquiries or any independent investigation), United International Pictures B.V. ("UIP"), has been duly organized and is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of the jurisdiction of its formation, has the power and authority to own, lease and operate its properties and to conduct its business as described in the Rights Offering Prospectus and is duly qualified as a foreign corporation or partnership, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of each corporate subsidiary has been duly authorized and validly issued, is fully paid and non-assessable; all of the outstanding partnership interests in each partnership subsidiary and, to the Company's knowledge (without any obligation to make any inquiries or any independent investigation) UIP, have been duly authorized by such partnership; and, except as discussed in the Prospectus, all of such capital stock and partnership interests are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock or partnership interests, as the case may be, of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. All of the Subsidiaries of the Company are listed on Exhibit 21 to the Registration Statement.

          (g)  Capitalization.  The authorized, issued and outstanding capital
               --------------
     stock of the Company is as set forth in the Rights Offering Prospectus in the column entitled "As Adjusted" under the caption "Capitalization" (except for subsequent issuances pursuant to reservations, agreements or employee benefit plans referred to in the Rights Offering Prospectus, or pursuant to the exercise of convertible securities or options referred to in the Rights Offering Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (h)  Authorization of Agreement.  This Agreement has been duly
               --------------------------
     authorized, executed and delivered by the Company and the Signatory Subsidiaries.

          (i)  Authorization and Description of Securities.  The Securities
               -------------------------------------------
     have been duly authorized for issuance and sale by the Company pursuant to the Rights Offering, and, the Underlying Shares, when issued and delivered by the Company pursuant to this Agreement, against payment of the purchase price therefor, will be validly issued and fully paid and non-assessable; the Securities and the Common Stock conform in all material respects to all statements relating thereto contained in the Rights Offering Prospectus and such description conforms to any description thereof set forth in the certificates evidencing the Common Stock and the Rights and the Company's Amended and Restated Certificate of Incorporation and bylaws; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities in the Rights Offering is not subject to the preemptive or other similar rights of any securityholder of the Company (except for those rights which have been waived).

          (j)  Absence of Defaults and Conflicts.  Neither the Company nor any
               ---------------------------------
     of its subsidiaries is in violation of its charter or by-laws or (except as described in the Registration Statement) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Underlying Shares as described in the Rights Offering Prospectus under the caption "Use of Proceeds") and compliance by the Company and the Signatory Subsidiaries with their respective obligations hereunder have been duly authorized by all necessary corporate and partnership action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults, Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the charter or by-laws of the Company or any subsidiary or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations (except in the case of clause (ii) for such violations that would not have a Material Adverse Effect). As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary (other than indebtedness under the Bridge Loan).

          (k)  Absence of Labor Dispute.  No labor dispute with the employees
               ------------------------
     of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (l)  Absence of Proceedings.  There is no action, suit, proceeding,
               ----------------------
     inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which the Company believes is likely to result in a Material Adverse Effect, or which the Company believes is likely to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, is not reasonably expected to result in a Material Adverse Effect.

          (m)  Possession of Intellectual Property.  The Company and its
               -----------------------------------
     subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or, except as described in the Rights Offering Prospectus, conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (n)  Absence of Further Requirements.  No filing with, or
               -------------------------------
     authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the Rights Offering, issuance or sale of the Securities thereunder or the consummation of the transactions contemplated by this Agreement, except (i) such as have been already obtained or as may be required under the Securities Act or the Securities Act Regulations or state and foreign securities or blue sky laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in connection with the Rights Offering.

          (o)  Possession of Licenses and Permits.  The Company and its
               ----------------------------------
     subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except where lack of such possession would not have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (p)  Title to Property.  Neither the Company nor any of its
               -----------------
     subsidiaries own any real property and the Company and each of its subsidiaries have good title to all properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind ("Encumbrances") except Encumbrances which (a) are described or referred to in the Rights Offering Prospectus, (b) do not, singly or in the aggregate, materially affect the value of such property, or (c) do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Rights Offering Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease except where the loss of possession of such leased or subleased premises would not have a Material Adverse Effect.

          (q)  Investment Company Act.  The Company is not, and upon the
               ----------------------
     issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Rights Offering Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (r)  Registration Rights.  Other than as described in the Rights
               -------------------
     Offering Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

          (s)  Insurance.  Except as described in the Registration Statement,
               ---------
     the Company and each of its Subsidiaries maintains insurance of the types and in the amounts generally deemed adequate for their respective businesses, all of which insurance is in full force and effect.

          (t)  NYSE.  The Rights have been approved for trading on the NYSE,
               ----
     subject to official notice of issuance;

          6.  Covenants of Issuer.  The Company covenants and agrees with you
              -------------------
as follows:

          (a) to cause you to be provided with cards or lists or other records in such form as you may reasonably request showing the names and addresses of, and the number of Rights held by, the Rights Holders as of the Record Date, and will cause you to be advised from time to time during the Subscription Period as to any transfers of record of Rights; you agree to use such information only in connection with the Rights Offering and not to furnish such information to any other persons except in connection with the Rights Offering;

          (b) to the extent required under the Securities Act, to file the Rights Offering Prospectus with the Commission pursuant to and in accordance with Rule 424(b) thereunder;

          (c) to use its best efforts to cause the Registration Statement (if such has not been declared effective as of the date of this Agreement) and any post-effective amendments thereto to become effective as promptly as practicable. The Company will prepare and file, as required, any and all necessary amendments or supplements to any of the Rights Offering Material, will promptly furnish to you true and complete copies of each such amendments and supplements within a reasonable period of time prior to the filing thereof and, as applicable, will use its best efforts to cause the same to become effective as promptly as practicable;

          (d) to advise you promptly of (i) the time when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) the occurrence of any event which could cause the Company to withdraw, rescind, terminate or modify the Rights Offering, (iii) the occurrence of any event, or the discovery of any fact, the occurrence or existence of which it believes would require the making of any change in any of the Rights Offering Material then being used in connection with the Rights Offering or would cause any representation or warranty contained in this Agreement to be untrue or inaccurate, (iv) the issuance by the Commission or any Other Agency of any comment or order or the taking of any other action concerning the Rights Offering (and, if in writing, the Company will furnish you with a copy thereof), (v) the suspension of qualification of the Securities in any jurisdiction, (vi) any material developments in connection with the Rights Offering, including, but not limited to, the commencement of any lawsuit concerning the Rights Offering and (vii) any other information relating to the Rights Offering, the Rights Offering Material or this Agreement which you may from time to time reasonably request;

          (e) to use its best efforts to comply with the applicable provisions of the Securities Act and the Exchange Act, and other applicable securities law;

          (f) to use the net proceeds received by it from the sale of the Underlying Shares in the manner specified in the Rights Offering Prospectus under the caption "Use of Proceeds";

          (g) to make generally available to its security holders and to you as soon as practicable an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement;

          (h) to furnish copies of the Rights Offering Prospectus to you in New York City prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement in such quantities as you may reasonably request and, during the period of time after the commencement of the Rights Offering if in the opinion of counsel for the Dealer Managers a prospectus relating to the Securities is required by law to be delivered in connection with the Rights Offering, if any event shall occur as a result of which it is necessary to amend or supplement the Rights Offering Prospectus in order to make the statements therein, in the light of the circumstances when the Rights Offering Prospectus is delivered to a Rights Holder, not misleading, or if it is necessary to amend or supplement the Rights Offering Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to you and the Rights Holders, such amendments or supplements to the Rights Offering Prospectus as may be necessary so that the statements in the Rights Offering Prospectus as so amended or supplemented will not, in the light of the circumstances when the Rights Offering Prospectus is delivered to the Rights Holders, be misleading or so that the Rights Offering Prospectus will comply with law;

          (i) to deliver, at the expense of the Company, to you, two signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein; and

          (j) to endeavor to qualify the Rights and the Underlying Shares for offer under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction.

          7.  Conditions to Dealer Managers' Obligations.  Your obligations
              ------------------------------------------
under this Agreement are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) Gibson, Dunn & Crutcher LLP, counsel for the Company, shall have furnished to you its written opinions, dated the date hereof, addressing the matters set forth in Schedule I attached hereto.

          (b) O'Melveny & Myers LLP, counsel for you, shall have furnished to you its written opinions, dated the date hereof, addressing the matters set forth in Schedule II attached hereto.

          (c) Cahill Gordon & Reindel, special counsel for the Dealer Managers, shall have furnished to you its written opinions, dated the date hereof, addressing the matters set forth in Schedule III attached hereto.

          (d) all representations, warranties and other statements of the Company contained in this Agreement are now and at the commencement of, at all times during the continuance of, and upon consummation of, the Rights Offering shall be true and correct.

          (e) the Company at all times shall have performed all of its obligations hereunder.

          (f) the Registration Statement shall have been declared effective by the Commission and, throughout the Subscription Period, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

          (g) it shall not have been unlawful under any law, rule or regulation, Federal, state or local, for you to render services pursuant to this Agreement, or to continue so to act, as the case may be.

          (h) since the respective dates as of which information is given in the Rights Offering Prospectus, and at all times during the Subscription Period, there shall not have been any change in the capital stock or (other than as set forth or contemplated in the Rights Offering Prospectus) long-term debt of the Company or any of its subsidiaries or any material adverse change, in or affecting the business, prospects, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, except to the extent that any such changes result from changes in general economic conditions or the decline in prices of stocks generally, the effect of which in your judgment makes it impracticable or inadvisable to proceed with the Rights Offering on the terms and in the manner contemplated in the Rights Offering Prospectus; and neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Rights Offering Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Rights Offering Prospectus.


          (i) on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement, Arthur Andersen LLP, KPMG Peat Marwick LLP and PricewaterhouseCoopers LLP shall have furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" with respect to the financial statements and certain financial information contained in the Registration Statement and the Rights Offering Prospectus.

          8.  Indemnification and Contribution.  The Company and each Signatory
              --------------------------------
Subsidiary, jointly and severally, agree to indemnify and hold harmless each Dealer Manager and each person, if any, who controls any Dealer Manager within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Rights Offering Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Dealer Manager furnished to the Company in writing by such Dealer Manager expressly for use therein.

          Each Dealer Manager agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Dealer Manager, but only with reference to information relating to such Dealer Manager furnished to the Company in writing by such Dealer Manager expressly for use in the Registration Statement, the Rights Offering Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to the preceding paragraphs of this Section 8, such person (the "Indemnified Person") shall promptly notify the person or persons against whom such indemnity may be sought (each an "Indemnifying Person") in writing, and such Indemnifying Persons, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Persons may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person and not the Indemnifying Persons unless (i) the Indemnifying Persons and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Persons have failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both an Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that no Indemnifying Person shall, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Dealer Managers and such control persons of Dealer Managers shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. No Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, each Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, such Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such Indemnifying Person of the aforesaid request, (ii) such Indemnifying Person shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such Indemnifying Person shall not have reimbursed such Indemnified Person in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel, an Indemnifying Person shall not be liable for any settlement of the nature effected without its consent if such Indemnifying Person (i) reimburses such Indemnified Person in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the Indemnified Person substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first two paragraphs of this Section 8 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Dealer Managers on the other hand from the Rights Offering or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Dealer Managers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Dealer Managers on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the Rights Offering (before deducting expenses) received by the Company and the total fees received by the Dealer Managers, in each case as set forth in the Rights Offering Prospectus bear to the aggregate public offering price of the Underlying Shares. The relative fault of the Company on the one hand and the Dealer Managers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Dealer Managers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro
                                                                            ---
rata allocation (even if the Dealer Managers were treated as one entity for such
----
purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall a Dealer Manager be required to contribute any amount in excess of the compensation it receives under this Section 2 of this Agreement exceeds the amount of any damages that such Dealer Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section ll(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Dealer Manager or any person controlling any Dealer Manager or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Underlying Shares.

          9.   Termination.  This Agreement may be terminated (i) by you, upon a
               -----------
withdrawal by you as Dealer Managers pursuant to Section 7 if one or more of the conditions provided for therein are not met and you have given the Company notice thereof, or (ii) by you or the Company, (A) if the Company determines to terminate or withdraw the Rights Offering prior to consummation thereof or (B) if there is a good faith disagreement between you and the Company with respect to any term or condition of the Rights Offering. This Agreement will otherwise terminate if the Rights Offering shall not have commenced on or prior to _________________, 1998, or such later date as may be mutually agreed upon, or upon the consummation of the Rights Offering. If you terminate this Agreement pursuant to clause (i) of this Section 9, the fees accrued and reimbursement for your expenses through the date of such termination shall be paid to you on or promptly after such date.

          10.  Reference to Dealer Managers.  The Company agrees that any
               ----------------------------
reference to you in the Rights Offering Material, or any other release, publication or communication to any party outside the Company is subject to your prior approval. If you resign or are terminated prior to the dissemination of any Rights Offering Material or any other release or communication, no reference shall be made therein to you without your prior written permission, except as may be required by law.

          11.  Confidentiality.  You will keep the non-public information
               ---------------
furnished to you in connection with the Rights Offering (the "Information") confidential and will use all reasonable efforts to cause your officers, directors, employees, agents, controlling persons and counsel (collectively, "Representatives") to keep the Information confidential, and will not, without the prior written consent of the Company, disclose any of the Information to any party other than your Representatives who have a reason to review such Information in connection with the Rights Offering; provided, however, that the obligation hereunder to maintain confidentiality does not apply to Information that: (i) is or becomes generally available to the public other than as a result of a disclosure by you or any of your Representatives; (ii) was available, or is made available, to you or any of your Representatives on a non-confidential basis before its disclosure by the Company; (iii) becomes available to you or any of your Representatives on a non-confidential basis from a person other than the Company who is not otherwise known to you to be bound by a confidentiality agreement and prohibited from transmitting such Information to you or any of your Representatives; or (iv) is required to be disclosed pursuant to any foreign, federal, state or local authority, regulatory body, administrative agency, court or other governmental or quasi-governmental body, including the Commission.

          12.  Advertisement.  The Company agreed that you shall have the
               -------------
right to place advertisements in financial and other newspapers and journals at your own expense describing your services to the Company hereunder; provided, however, that: (i) you shall have submitted to the

Company a copy of any such proposed advertisement for its prior approval, which approval shall not be unreasonably withheld or delayed; and (ii) the publication of such advertisements shall comply with applicable law.

          13.  Miscellaneous.  All notices and other communications required
               -------------
or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, to the parties hereto as follows:

               (a)  If to you:

               J.P. Morgan Securities Inc.
               333 South Hope Street, 35th Floor
               Los Angeles, California 90071
               Attention:  Ken McCormick


               with copies to:


               J.P. Morgan Securities Inc.
               60 Wall Street
               New York, New York 10260
               Attention: Legal Department - 38th Floor; and

               O'Melveny & Myers LLP
               1999 Avenue of the Stars
               Suite 700
               Los Angeles, California  90067
               Attention:  Kendall R. Bishop, Esq.


               (b)  If to the Company:

               Metro-Goldwyn-Mayer Inc.
               2500 Broadway Street
               Santa Monica, California  90404
               Attention:Robert Brada, Esq.


               with a copy to:


               Gibson, Dunn & Crutcher LLP
               333 South Grand Avenue, 50th Floor
               Los Angeles, California  90071
               Attention:  Bruce D. Meyer, Esq.


          This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

          The indemnity and contribution agreements contained in Section 8, the fee and expense reimbursement agreements contained in Sections 2 and 3 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any failure to commence, or the withdrawal, termination or consummation of, the Rights Offering or the termination or assignment of this Agreement, (ii) any investigation made by or on behalf of any Indemnified Person, and (iii) the completion of your services hereunder.

          This Agreement, including any right to indemnity or contribution hereunder, shall inure to the benefit of and be binding upon the Company, the Dealer Managers and the other indemnified parties (as defined in Section 8), and their respective successors and assigns. Nothing in this Agreement is intended, or shall be construed, to give to any other person or entity any right hereunder or by virtue hereof.

          This Agreement may be executed in one or more separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Please indicate your willingness to act as Dealer Managers on the terms set forth herein and your acceptance of the foregoing provisions by signing in the space provided below for that purpose and returning to us a copy of this Agreement, whereupon this Agreement and your acceptance shall constitute a binding agreement between us.



                              Very truly yours,



                              METRO-GOLDWYN-MAYER INC.


                              By
                              Title:

                              GOLDWYN FILMS INC.


                              By
                              Title:

                              METRO-GOLDWYN-MAYER STUDIOS INC.


                              By
                              Title:

                              ORION PICTURES CORPORATION


                              By
                              Title:

                              UNITED ARTISTS CORPORATION


                              By
                              Title:

Accepted as of the date
first set forth above:

J.P. MORGAN SECURITIES INC.


By:
   __________________________
   Name:
   Title:


MERRILL LYNCH & CO.


By:
   __________________________
   Name:
   Title:

                                   SCHEDULE I



     Capitalized terms used in this Schedule I and not defined herein shall have the meanings ascribed thereto in the Dealer Manager Agreement to which this
Schedule I is appended.


                            OPINION OF COUNSEL TO COMPANY

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Rights Offering Prospectus and to enter into and perform its obligations under the Agreement.

          (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership or leasing of its property or the conduct of its business require such qualification, except where the failure so to qualify or to be in good standing would not result in a material adverse effect on the condition, financial or otherwise, or on the earnings, assets, properties, or business of the Company and its subsidiaries, considered as one enterprise (a "Material Adverse Effect").

          (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Rights Offering Prospectus in the column entitled "As Adjusted" under the caption "Capitalization" (except for subsequent issuances pursuant to reservations, agreements or employee benefit plans referred to in the Rights Offering Prospectus, or pursuant to the exercise of convertible securities or options referred to in the Rights Offering Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of any preemptive or other similar rights of any securityholder of the Company which may exist under the certificate of incorporation or bylaws of the Company or under the agreements that have been filed as exhibits to the Registration Statement.

          (v) The Securities have been duly authorized for issuance and sale pursuant to the Rights Offering, and the Underlying Shares, when issued and delivered by the Company pursuant to the Rights Offering, against payment of the purchase price therefor, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

          (vi) The issuance of the Securities is not subject to any preemptive or other similar rights of any securityholder of the Company which may exist under the certificate of incorporation or bylaws of the Company or under the agreements that have been filed as exhibits to the Registration Statement (except those rights which have been waived).

          (vii) Each of the subsidiaries of the Company listed on Exhibit 21 to the Registration Statement which have been incorporated under the laws of Delaware or New York (the "U.S. Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Rights Offering Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership or leasing of its property or the conduct of its business require such qualification, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each U.S. Subsidiary has been duly authorized and validly issued, and is fully paid, non-assessable and owned of record by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien or encumbrance; none of the outstanding shares of capital stock of any U.S. Subsidiary was issued in violation of any preemptive or similar rights of any securityholder of such U.S. Subsidiary which may exist under the certificate of incorporation or bylaws of such U.S. Subsidiary or under agreements that have been filed as exhibits to the Registration Statement.

          (viii) The Agreement has been duly authorized, executed and delivered by the Company.

          (ix) The Registration Statement has been declared effective under the Securities Act; any required filing of the Rights Offering Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

          (x) The Registration Statement, the Rights Offering Prospectus and each amendment or supplement to the Registration Statement and Rights Offering Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations.

          (xi) The form of certificate used to evidence the Underlying Shares complies in all material respects with all applicable statutory requirements and with any applicable requirements of the charter and by-laws of the Company.

          (xii) Except for the matters described in the Rights Offering Prospectus, to the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, that is required to be disclosed in the Rights Offering Prospectus pursuant to the Securities Act or which might reasonably be expected to materially and adversely affect the enforceability of the Agreement.

          (xiii) The information in the Rights Offering Prospectus under "Risk Factors - Ownership and Control of Principal Stockholders," "Risk Factors - Possible Anti-Takeover Effect of Certain Charter Provisions," "Risk
     Factors - Shares Eligible for Future Sale," "Description of Capital Stock-- Common Stock", "Management - Limitation of Liability and Indemnification Matters," "Description of Capital Stock," "Ownership of Voting Securities - Investors Shareholder Agreement," "Ownership of Voting Securities - Shareholders Agreement," and "Shares Eligible for Future Sale" and in the Registration Statement under Item 14, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and by-laws or legal conclusions, has been reviewed by us and is correct in all material respects.

          (xiv) To the best of our knowledge, there are no statutes or regulations that are required to be described in the Rights Offering Prospectus that are not described as required.

          (xv) To the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

          (xvi) To the best of our knowledge, neither the Company nor any U.S. Subsidiary is in violation of its charter or by-laws and, except as described in the Registration Statement and except for such defaults that would not result in a Material Adverse Effect, no default by the Company or any Subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is filed as an exhibit to the Registration Statement.

          (xvii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the Securities Act and the Securities Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Agreement or for the offering, issuance, sale or delivery of the Securities.

          (xviii) The execution, delivery and performance of the Agreement and the consummation of the transactions contemplated in the Agreement and the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Rights Offering Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Agreement do not, and (other than the indemnification and contribution provisions thereof, as to which we express no opinion) will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or Repayment Event (as defined in Section 5(j) of the Agreement) or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, that has been filed as an exhibit to the Registration Statement and to which the Company or any subsidiary is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any U.S. Subsidiary, or (other than (a) the federal securities laws and regulations, except to the extent specifically set forth herein, or (b) the securities or blue sky laws of the various states of the United States of America, as to which we express no opinion, and except for such violations that would not have a Material Adverse Effect) any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations.

          (xix) Except as discussed in the Registration Statement, to the best of our knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

          (xx) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

Such opinion shall also state as follows:

During the course of preparation of the Registration Statement and the Rights Offering Prospectus, we participated in conferences with representatives of the Company and their independent accountants and your representatives and your counsel, at which conferences the contents of the Registration Statement and the Rights Offering Prospectus and related matters were discussed. Except as specifically noted herein, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Rights Offering Prospectus and we make no representation, express or implied, that we have independently verified the accuracy, completeness or fairness of such statements. However, based on and subject to the foregoing, nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto (except for financial statements, schedules and other financial data included therein or omitted therefrom or information derived from the foregoing, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Rights Offering Prospectus or any amendment or supplement thereto (except for financial statements, schedules and other financial data included therein or omitted therefrom or information derived from the foregoing, as to which we need make no statement), at the time the Rights Offering Prospectus was issued, or at the time any such amended or supplemented prospectus was issued, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                                  SCHEDULE II



     Capitalized terms used in this Schedule II and not defined herein shall have the meanings ascribed thereto in the Dealer Manager Agreement to which this
Schedule II is appended.


                     OPINION OF COUNSEL TO DEALER MANAGERS

                    (i) the execution, delivery and performance of the Agreement have been duly authorized by all necessary corporate action on the part of the Company, and the Agreement has been duly executed and delivered by the Company;

                    (ii) the Underlying Shares have been duly authorized by all necessary corporate action on the part of the Company and upon payment for the Underlying Shares in accordance with the Agreement, will be validly issued, fully paid and non-assessable;

                    (iii) the Registration Statement, on the date it was filed, appeared on its face to comply in all material respects with the requirements as to form for registration statements on Form S-1 under the Securities Act and the related rules and regulations in effect at the date of filing, except that we express no opinion concerning the financial statements and other financial information therein

Such opinion shall also state as follows:

In connection with our participation in conferences in connection with the preparation of the Registration Statement and the Rights Offering Prospectus, we have not independently verified the accuracy, completeness or fairness of the statements contained therein, and the limitations inherent in the examination made by us and the knowledge available to us are such that we are unable to assume, and we do not assume, any responsibility for such accuracy, completeness or fairness. However, on the basis or our review and participation in conferences in connection with the preparation of the Registration Statement and the Rights Offering Prospectus, and relying as to materiality to an extent upon opinions of officers and other representatives of the Company, we do not believe that the Registration Statement as of its effective date contained any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading, and we do not believe that the Rights Offering Prospectus on the date hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. However, we express no opinion or belief as to (i) the financial statements and other financial information contained in the Registration Statement or the Rights Offering Prospectus and (ii) any description, or the lack thereof, or interpretation, or the lack thereof, of the WHV Agreement or any dispute relating thereto, contained in the Registration Statement or the Rights Offering Prospectus.

                                  SCHEDULE III



     Capitalized terms used in this Schedule III and not defined herein shall have the meanings ascribed thereto in the Dealer Manager Agreement to which this
Schedule III is appended.

                 OPINION OF SPECIAL COUNSEL TO DEALER MANAGERS

No facts have come to our attention that causes us to believe that the descriptions of the WHV Agreement and any disputes relating thereto set forth in the Rights Offering Prospectus and the Registration Statement (collectively, the "Disclosures") at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Disclosures in the Rights Offering Prospectus as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the Disclosures, in the light of the circumstances under which they were made, not misleading (it being understood that we express no belief with respect to any financial or statistical data found in or derived from the internal accounting or other records of the Company and its subsidiaries set forth or referred to in the Disclosures or as to whether the WHV Agreement should or should not be filed as an exhibit to the Registration Statement.